                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1999 included in Host Marriott Corporation's Form 10-K for the year ended
December 31, 1998 and to all references to our Firm included in this registration statement.

                                          Arthur Andersen LLP

Washington, D.C.

June 30, 1999